 USCF Daily Target 2X Copper Index ETF

Schedule of Investments

March 31, 2026 (Unaudited)

SHORT-TERM INVESTMENTS - 77.7%
Money Market Funds - 77.7%	Shares	Value
First American Government Obligations Fund - Class X, 3.53%(a)(b)	15,090,802	$15,090,802

TOTAL SHORT-TERM INVESTMENTS (Cost $15,090,802)		15,090,802

TOTAL INVESTMENTS - 77.7% (Cost $15,090,802)		$15,090,802
Other Assets in Excess of Liabilities - 22.3%		4,325,276
TOTAL NET ASSETS - 100.0%		$19,416,078

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of March 31, 2026.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

 USCF Daily Target 2X Copper Index ETF

Schedule of Futures Contracts

March 31, 2026 (Unaudited)

The USCF Daily Target 2X Copper Index ETF had the following futures contracts outstanding with SNC Capital Management Corp. as of March 31, 2026:

FUTURES CONTRACTS - (11.8)%
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Copper(a)	89	09/28/2026	$12,727,000	$(569,165)
Copper(a)	89	07/29/2026	12,605,737	(872,308)
Copper(a)	90	05/27/2026	12,631,500	(842,562)
Micro Copper(a)	13	08/27/2026	185,900	1,427
Micro Copper(a)	20	04/28/2026	280,700	(5,718)
Micro Copper(a)	22	06/26/2026	311,603	(5,929)
Net Unrealized Appreciation (Depreciation)				$(2,294,255)

(a)	All or a portion of the investment is a holding of the USCF Copper Cayman Subsidiary.